UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2009

TELEFLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5353 (Commission File Number)	23-1147939 (I.R.S. employer identification no.)

155 South Limerick Road, Limerick, Pennsylvania (Address of principal executive offices)	19468 (Zip Code)
Registrant’s telephone number, including area code: (610) 948-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 20, 2009, Teleflex Holding Singapore Pte. Ltd. (“Teleflex Singapore”), a subsidiary of Teleflex Incorporated (the “Company”), completed the sale of its 51 percent share of Airfoil Technologies International — Singapore Pte. Ltd. (“ATI Singapore”) to GE Pacific Private Limited for $300 million. ATI Singapore, which provides engine repair products and services for critical components of flight turbines, was part of a joint venture between General Electric Company (“GE”) and the Company. The Company and GE are also parties to an agreement that will permit the Company to transfer its ownership interest in the remaining ATI business (together with ATI Singapore, the “ATI Business”) to GE by the end of 2009. The ATI Business meets the criteria for reporting discontinued operations under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, dated February 27, 2009, by and among GE Pacific, Teleflex Singapore, ATI Singapore, GE and Teleflex, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.
Exhibit 99.1 furnished with this Current Report on Form 8-K presents the unaudited pro forma condensed Balance Sheet as of December 31, 2008 and the unaudited pro forma condensed Statements of Income for the three years ended December 31, 2008, December 31, 2007 and December 31, 2006. The unaudited pro forma financial information reflects the sale of the ATI Business as a discontinued operation in accordance with SFAS No. 144 for all periods presented. The unaudited pro forma information should be read in conjunction with the annual financial statements included in the Company’s Form 10-K for the year ended December 31, 2008.
Item 9.01. Financial Statements and Exhibits.
(b)	The unaudited pro forma financial information required by Item 9.01 (b)(1) of Form 8-K is attached hereto as Exhibit 99.1

(d)	Exhibits

2.1	Securities Purchase Agreement, dated February 27, 2009, by and among GE Pacific Private Limited, Teleflex Holding Singapore Pte. Ltd., Airfoil Technologies International — Singapore Pte. Ltd., General Electric Company and Teleflex Incorporated.

99.1	Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the Unaudited Pro Forma Condensed Balance Sheet for December 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED
By:	/s/ Jeffrey P. Black
Jeffrey P. Black
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles E. Williams
Charles E. Williams
Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

2.1
Securities Purchase Agreement, dated February 27, 2009, by and among GE Pacific Private Limited, Teleflex Holding Singapore Pte. Ltd., Airfoil Technologies International — Singapore Pte. Ltd., General Electric Company and Teleflex Incorporated.

99.1
Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the Unaudited Pro Forma Condensed Balance Sheet for December 31, 2008.

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